SUBJECT TO REVISION
TERM SHEET DATED FEBRUARY 9, 1998

                      $614,062,000 Asset Backed Notes
                      Case Equipment Loan Trust 1998-A
                                   Issuer
                          Case Receivables II Inc.
                                   Seller
                          Case Credit Corporation
                                  Servicer

Attached is a preliminary term sheet (the "Term Sheet") describing the structure, collateral pool and certain aspects of the Case Equipment Loan Trust 1998-A (the "Trust"). The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superseded in their entirety by a prospectus supplement (the "Prospectus Supplement") and by any other additional information subsequently filed with the Securities and Exchange Commission (the "Commission") or incorporated by reference in the relevant registration statement (the "Registration Statement"). In addition, the attached Term Sheet supersedes any prior or similar term sheet.

None of the Underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet. This cover sheet is not a part of the Term Sheet.

The Registration Statement (including a base prospectus (the "Prospectus")) relating to the Trust has been filed with the Commission and has been declared effective. The Prospectus Supplement relating to the securities offered by the Trust will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities of the Trust in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Interested persons are referred to the Prospectus and Prospectus Supplement. Any investment decision should be based upon the information in the Prospectus and Prospectus Supplement as of their publication date. Sales of the securities to be offered by the Trust may not be consummated unless the purchaser has received both the Prospectus and the Prospectus Supplement. The securities to be offered by the Trust under the Prospectus Supplement have not been approved or disapproved by the Commission or any state securities commission; any representation to the contrary is a criminal offense.

                     Underwriters of the Class A Notes
J.P. Morgan & Co.
        BancAmerica Robertson Stephens
              Chase Securities Inc.
                   Credit Suisse First Boston
                         First Union Capital Markets Corp.
                                                     UBS Securities

                     Underwriters of the Class B Notes
J.P. Morgan & Co.                                         Chase Securities Inc.

                      $614,062,000 Asset Backed Notes
                      Case Equipment Loan Trust 1998-A

                            Subject to Revision

                                 TERM SHEET

Issuer...................Case Equipment Loan Trust 1998-A (the "Trust" or the
                           "Issuer"), a Delaware business trust.

Seller...................Case Receivables II Inc. (the "Seller"), a Delaware
                           corporation and a wholly-owned subsidiary of Case Credit Corporation.

Servicer.................Case Credit Corporation, a Delaware corporation (the
                         "Servicer" or "Case Credit").

Indenture Trustee.........Harris Trust and Savings Bank, as indenture trustee
                            (the "Indenture Trustee").

Trustee...................The Bank of New York, as trustee (the "Trustee").

The Notes:

A. The Class A Notes.......$72,113,000 Class A-1 _____% Asset Backed Notes
                             (the "A-1 Notes").

                           $190,750,000 Class A-2 _____% Asset Backed Notes
                             (the "A-2 Notes").

                           $145,750,000 Class A-3 _____% Asset Backed Notes
                             (the "A-3 Notes").

                           $180,449,000 Class A-4 _____% Asset Backed Notes
                             (the "A-4 Notes" and, with the A-1 Notes, A-2 Notes and A-3 Notes, the "Class A Notes").

B. The Class B Notes.......$25,000,000 Class B _____% Asset Backed Notes
                             (the "Class B Notes," and, with
                             the Class A Notes, the "Notes"). The Notes and the Certificates referred to under "Other Securities" below are collectively called the "Securities."

The Receivables............The Receivables consist of retail installment sale contracts ("Contracts") secured by new or used agricultural or construction equipment, including rights to receive certain payments made with respect to such Receivables, and security interests in the equipment financed thereby, and the proceeds thereof. On the closing date, the Seller will own Contracts (the "Initial Receivables") with a fixed rate of interest that have an aggregate Contract Value of approximately $325,333,194 as of January 31, 1998 (the "Initial Cutoff Date").

                           As used herein: "Contract Value" means, with
                             respect to any day (including the Initial Cutoff
                             Date), the sum of (a) the present value of the future scheduled payments on the Receivables discounted monthly at an annual rate equal to:
                             (i) in the case of the Initial Receivables, the Initial Cutoff Date APR, and (ii) in the case of any Subsequent Receivables, the applicable Subsequent Cutoff Date APR and (b) an amount attributable to past due payments; "Initial Cutoff Date APR" means 8.758%, which is the weighted average annual percentage rate ("APR") of the Initial Receivables as of the Initial Cutoff Date; and "Subsequent Cutoff Date APR" means, with respect to any Subsequent Cutoff

                               Date, the weighted average APR of the Subsequent Receivables sold as of such Subsequent Cutoff Date.

                              The Trust will be obligated to purchase, subject
                                only to the availability thereof, additional
                                Contracts (the "Subsequent Receivables") from time to time during the Funding Period having an aggregate Contract Value of approximately $299,666,806, such amount being equal to the amount on deposit in a Pre- Funding Account (the "Pre-Funding Account") on the Closing Date (the "Initial Pre-Funded Amount"). It is expected that Subsequent Receivables will be conveyed to the Trust monthly on dates specified by the Seller (each date on which Subsequent Receivables are conveyed being referred to as a "Subsequent Transfer Date") occurring during the Funding Period, with such transfers being given effect as of the close of business on the last day of the preceding calendar month (each, a "Subsequent Cutoff Date"). The Subsequent Receivables together with the Initial Receivables are referred to herein as the "Receivables." The "Funding Period" means the period from and including the Closing Date until the earliest of: (a) the first Payment Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on or before such Determination Date) is less than $100,000, (b) the occurrence of an event of default or a servicer default, (c) the occurrence of certain events of insolvency with respect to the Seller or the Servicer and (d) the close of business on the August 1998 Payment Date.

Terms of the Notes:

A. Interest Payments..........The A-1 Notes and the A-2 Notes will each bear interest at a fixed rate per annum, in each case calculated on the basis of the actual number of days in the applicable interest period and a 360-day year. The A-3 Notes, the A-4 Notes and the Class B Notes will each bear interest at a fixed rate per annum, in each case calculated on the basis of a 360-day year of twelve 30-day months. Interest on the Notes will be payable on the fifteenth day of each calendar month or, if any such date is not a business day, on the next business day (each, a "Payment Date"), commencing on March 16, 1998. Interest on the Class B Notes will not be paid on any Payment Date until interest payments on the Class A Notes have been paid in full. If the amount of interest on the Class A Notes payable on any Payment Date exceeds the amounts available on such date, the Class A Noteholders will receive their ratable share (based upon the total amount of interest due to each of them) of the amount available to be distributed in respect of interest on the Class A Notes.

B. Principal Payments.........The principal of the Class A Notes will be payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class A Noteholders' Monthly Principal Distributable Amount for such Payment Date. Principal will be allocated and distributed to the Class A Notes of lowest numerical designation outstanding.

                              The principal of the Class B Notes will be
                                payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class B Noteholders' Principal Distributable Amount provided, that no principal payments will be made with respect to the Class B Notes on any Payment Date until all amounts payable with respect to the Class A Notes on that Payment Date have been paid in full.
                                                                       page 4

                              As used herein, with respect to any Payment Date:

                              "Class A Noteholders' Monthly Principal
                                Distributable Amount" means, with respect to any Payment Date, the Principal Distribution Amount minus the Class B Noteholders' Monthly Principal Distributable Amount.

                              "Class B Noteholders' Monthly Principal
                                Distributable Amount" means, with respect to each Payment Date until the Payment Date on which the outstanding principal amount of the Class B Notes has been reduced to zero, an amount equal to the excess, if any, of: (a) the outstanding principal amount of the Class B Notes on the related Record Date minus any Class B Noteholders' Principal Carryover Shortfall over
                                (b) the Initial Class B Percentage of the sum of the outstanding Pool Balance and the Pre-Funded Amount as of the beginning of the current Collection Period; provided, however, that if on the related Record Date any principal of the A-1 Notes remains outstanding, then the Class B Noteholders' Monthly Principal Distributable Amount for such Payment Date shall not exceed an amount equal to the aggregate unscheduled principal payments on the Receivables received during the related Collection Period.

                              "Class B Noteholders' Principal Carryover
                                Shortfall" means, with respect to any Payment Date, the excess of the Class B Noteholders' Principal Distributable Amount for the preceding Payment Date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class B Notes on such preceding Payment Date.

                              "Class B Noteholders' Principal Distributable
                                Amount" means, with respect to any Payment Date, the sum of: (a) the Class B Noteholders'
                                Monthly Principal Distributable Amount for such Payment Date and (b) the Class B Noteholders' Principal Carryover Shortfall for such Payment Date; provided, however, that, the sum of clauses (a) and (b) shall not exceed the outstanding principal amount of the Class B Notes, and on the Final Scheduled Maturity Date, the Class B Noteholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Payment Date and allocable to principal) to reduce the outstanding principal amount of the Class B Notes to zero.

                              "Initial Class B Percentage" means 4%, which is
                                the percentage equivalent of: (a) the initial balance of the Class B Notes (i.e., $25,000,000) divided by (b) the Pool Balance as of the Initial Cutoff Date plus the Initial Pre-Funded Amount.

                             "Principal Distribution Amount" means
                                an amount (not less than zero) equal to: (i) the sum of the Contract Value of all Receivables and the Pre-Funded Amount as of the beginning of the immediately preceding collection period minus (ii) the sum of the Contract Value of all Receivables and the Pre-Funded Amount as of the beginning of the current collection period.

                              The outstanding principal amount, if any, of the
                                A-1 Notes, the A-2 Notes and the A-3 Notes will be payable in full on the March 1999 Payment Date, the July 2001 Payment Date and the August 2002 Payment Date, respectively, in each case from funds available therefor. The outstanding principal amount, if any, of the A-4 Notes and the Class B Notes will be payable in full on the February 2005 Payment Date (the "Final Scheduled Maturity Date"), in each case from funds available therefor.

C. Optional Redemption........The remaining Notes may be prepaid in whole, but not in part, at a price equal to the unpaid principal balance of such Notes plus accrued and unpaid interest thereon, on the Payment Date on which the Servicer exercises its option to purchase the Receivables. The Servicer may purchase the Receivables from the Trust when the Pool Balance declines to 10% or less of the Initial Pool Balance. As used herein, the "Pool Balance" means the sum of the aggregate Contract Values of the Receivables at the beginning of a collection period, after giving effect to all payments received from obligors and certain amounts to be remitted by the Servicer and the Seller for the purchase of Receivables, as the case may be, with respect to the preceding collection period and all losses realized on Receivables liquidated during such preceding collection period; and "Initial Pool Balance" means the sum of: (a) the Pool Balance as of the Initial Cutoff
                                Date plus (b) the aggregate Contract Value of all Subsequent Receivables sold to the Issuer as of their respective Subsequent Cutoff Dates.

Other Securities..............In addition to the Notes, the Trust will also issue $10,938,000 ___% Asset Backed Certificates (the "Certificates"). The Certificates will not be publicly offered.

                              The Certificates will bear interest at
                                a fixed rate per annum (except that
                                during the Funding Period no interest will accrue on the pre-funded portion of the Certificates). No principal will be distributable with respect to the Certificates until the Notes have been repaid in full.

Pre-Funding Account...........The amount on deposit in the Pre-Funding Account the "Pre-Funded Amount") will initially equal the Initial Pre-Funded Amount of $299,666,806, and, during the Funding Period, will be reduced by the amount thereof used to purchase Subsequent Receivables.

Negative Carry Account........In order to maintain the rating of the Notes at their initial levels, the Servicer will
                                establish and maintain in the name of the Indenture Trustee an account (the "Negative Carry Account") for the benefit of the Noteholders. The Negative Carry Account will be created with an initial deposit by the Seller.

Spread Account................The Servicer will establish and maintain in the name of the Indenture Trustee a collateral account (the "Spread Account") into which funds will be deposited from time to time. Funds on deposit in the Spread Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the Notes. Funds on deposit in the Spread Account will not be used to cover shortfalls in any distributions on the Certificates. The Spread Account will be created with an initial deposit by the Seller of $6,506,664. On each Subsequent Transfer Date, cash or eligible investments having a value approximately equal to 2.00% of the aggregate Contract Value of the Subsequent Receivables conveyed to the Trust on such Subsequent Transfer Date will be withdrawn from the Pre-Funding Account and deposited in the Spread Account.

                              Amounts in the Spread Account on any Payment Date
                                (after giving effect to all distributions to be made on such Payment Date) in excess of the lesser of: (a) 2.00% of the Initial Pool Balance and (b) the Note Balance will be distributed to the Seller.

Priority of Distributions.....Collections on the Receivables with respect to each collection period will be applied on the related Payment Date with respect to the Distribution Amount in the priority indicated below:

                                (i) if neither Case Credit nor an affiliate of Case Credit is the Servicer, the servicing fee for the prior collection period and any overdue servicing fees to the Servicer,

                                (ii) the administration fee for the prior collection period and any overdue administration fees to Case Credit, as the administrator (the "Administrator") of the Trust,

                                (iii) interest on the Class A Notes to the holders thereof,

                                (iv) interest on the Class B Notes to the holders thereof,

                                (v) the Class A Noteholders' Monthly Principal Distributable Amount to the holders of the Class A Notes (sequentially),

                                (vi) the Class B Noteholders' Principal
                                Distributable Amount to the holders of the Class B Notes,

                                (vii) interest on the Certificates to the holders thereof,

                                (viii) after the outstanding
                                balance of the Notes has been reduced to zero, principal of the Certificates,

                                (ix) if Case Credit or an affiliate of Case
                                Credit is the Servicer, the servicing fee for the prior collection period and any overdue servicing fees to the Servicer, and

                                (x) the remaining balance, if any, to the Spread Account.

                              As used herein:

                                "Distribution Amount" means, for a Payment Date, the aggregate collections on Receivables (including collections received after the end of the preceding calendar month on any Subsequent Receivables that were added to the Trust after the end of that preceding calendar month but on or prior to the Payment Date) with respect to the related collection period (including any liquidation proceeds and the purchase amount of any Receivables repurchased by the Seller or purchased by the Servicer) plus investment earnings for such Payment Date plus the withdrawal from the Negative Carry Account for such collection period.

Tax Status....................It is contemplated that the Notes will be characterized as debt for Federal income tax purposes and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

ERISA Considerations..........Subject to certain considerations, it is contemplated that the Notes will be eligible for purchase by employee benefit plans.

Legal Investment..............It is contemplated that the A-1 Notes will be eligible for purchase by money market funds under paragraph (a)(9) of Rule 2a-7 under the Investment Company Act of 1940, as amended.

Rating of the Notes...........It is a condition to the issuance of the Notes that the A-1 Notes be rated in the highest short-term rating category, that the A-2 Notes, A-3 Notes and A-4 Notes be rated in the highest long-term rating category and that the Class B Notes be rated at least in the "A" category or its equivalent, in each case by at least two nationally recognized statistical rating agencies. There can be no assurance that such ratings will not be lowered or withdrawn by a rating agency if circumstances so warrant.

Risk Factors..................Before making an investment decision, prospective investors should consider the factors that will be set forth under the caption "Risk Factors" in the Prospectus Supplement and the Prospectus.

       For purposes of the data in the following tables, "Contract Value" for each: (a) Standard Precomputed Receivable has been calculated as the sum of (i) the present value of the future scheduled payments on such Receivable as of the Initial Cutoff Date discounted monthly at an annual rate equal to the adjusted APR of such Receivable and (ii) an amount attributable to past due payments, and (b) precomputed simple rebate Receivable has been deemed to equal the current balance plus accrued interest of that Receivable shown on the Servicer's records as of the Initial Cutoff Date.


                                           Composition of the Receivables Pool
                                              as of the Initial Cutoff Date

 Weighted
  Average                                                           Weighted                Weighted       Average
   APR of             Aggregate             Number of                Average                 Average      Contract
Receivables       Contract Value            Receivables       Remaining Term            Original Term       Value
-----------       --------------            -----------       --------------            -------------     --------
  8.758%          $325,103,002.29           7,527             50.19 months              52.79 months      $43,191.58


                       Distribution by APR of the Receivables Pool as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of          Aggregate        Contract
APR Range                                                              Receivables      Contract Value       Value
---------                                                              -----------      --------------    --------
  3.00% to   3.99%..................................................      197            $3,211,405.81      0.99%
  4.00% to   4.99%..................................................       42             5,023,731.24      1.55
  5.00% to   5.99%..................................................      446             9,815,988.35      3.02
  6.00% to   6.99%..................................................      320             8,966,273.74      2.76
  7.00% to   7.99%..................................................      765            19,138,186.74      5.89
  8.00% to   8.99%..................................................    2,331           151,063,818.58     46.46
  9.00% to   9.99%..................................................    1,475            75,360,254.02     23.18
10.00% to 10.99%....................................................    1,494            38,279,715.13     11.77
11.00% to 11.99%....................................................      262             8,168,629.97      2.51
12.00% to 12.99%....................................................       93             3,439,056.47      1.06
13.00% to 13.99%....................................................       79             1,849,550.68      0.57
14.00% to 14.99%....................................................       18               428,818.60      0.13
16.00% to 16.99% ...................................................        3                92,452.29      0.03
17.00% to 17.99% ...................................................        2               265,120.67      0.08
                                                                        -----           --------------    ------

          Total.....................................................    7,527          $325,103,002.29    100.00%
                                                                        =====          ===============    ======




                                                                     page 9



                              Distribution by Equipment Type of the Receivables Pool
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of           Aggregate       Contract
Type                                                                   Receivables      Contract Value       Value
----                                                                   -----------      --------------    ----------
Agricultural
     New............................................................    2,099          $104,488,200.30     32.14%
     Used...........................................................    2,902           111,403,293.72     34.27
Construction
     New............................................................    1,482            71,652,136.72     22.04
     Used...........................................................    1,044            37,559,371.55     11.55
                                                                        -----            -------------     -----

          Total.....................................................    7,527          $325,103,002.29    100.00%
                                                                        =====          ===============    ======

                             Distribution by Payment Frequency of the Receivables Pool
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
                                                                                                          Aggregate
                                                                       Number of             Aggregate     Contract
Frequency                                                              Receivables      Contract Value       Value
---------                                                              -----------      --------------    --------
Annual(1)...........................................................    4,048          $188,919,100.62     58.11%
Semiannual..........................................................      278            14,588,118.22      4.49
Quarterly...........................................................       58             1,600,321.82      0.49
Monthly.............................................................    3,143           119,995,461.63     36.91
                                                                        -----           --------------     -----
          Total.....................................................    7,527          $325,103,002.29    100.00%
                                                                        =====          ===============    ======
---------------------
(1) Approximately 35.93%, 9.08%, 2.11%, 1.84%, 1.14%, 0.67%, 0.92%, 1.56%,
10.05%, 1.60%, 4.56% and 30.52%, of the annual Receivables have scheduled payments within the collection periods relating to the Payment Dates in
January, February, March, April, May, June, July, August, September,
October, November and December, respectively.



                                                                     page 10



                          Distribution by Current Contract Value of the Receivables Pool
                                           as of the Initial Cutoff Date

                                                                                                          Percent of
         Contract                                                                                         Aggregate
           Value                                                       Number of           Aggregate       Contract
           Range                                                       Receivables      Contract Value       Value
         ---------                                                     -----------      --------------    --------
$       0.00 to $   4,999.99........................................        471        $1,653,641.99       0.51%
    5,000.00 to     9,999.99........................................        925         6,999,243.64       2.15
   10,000.00 to    14,999.99........................................        868        10,807,361.59       3.32
   15,000.00 to    19,999.99........................................        742        12,896,064.36       3.97
   20,000.00 to    24,999.99........................................        480        10,694,980.05       3.29
   25,000.00 to    29,999.99........................................        412        11,251,297.49       3.46
   30,000.00 to    34,999.99........................................        364        11,818,545.72       3.64
   35,000.00 to    39,999.99........................................        355        13,292,514.78       4.09
   40,000.00 to    44,999.99........................................        299        12,706,828.89       3.91
   45,000.00 to    49,999.99........................................        257        12,185,844.41       3.75
   50,000.00 to    54,999.99........................................        285        14,916,804.18       4.59
   55,000.00 to    59,999.99........................................        229        13,146,850.62       4.04
   60,000.00 to    64,999.99........................................        196        12,221,692.95       3.76
   65,000.00 to    69,999.99........................................        158        10,683,255.50       3.29
   70,000.00 to    74,999.99........................................        166        12,016,871.47       3.70
   75,000.00 to    99,999.99........................................        625        54,038,211.14      16.62
  100,000.00 to   199,999.99........................................        611        77,924,232.89      23.96
  200,000.00 to   299,999.99........................................         56        13,721,861.87       4.22
  300,000.00 to   499,999.99........................................         23         8,487,982.99       2.61
  500,000.00 to   699,999.99........................................          2         1,056,338.18       0.32
  700,000.00 to   899,999.99........................................          1           703,274.48       0.22
  900,000.00 to 1,099,999.00........................................          2         1,879,303.10       0.58
                                                                          -----      ---------------     ------
         Total           ...........................................      7,527      $325,103,002.29     100.00%
                                                                          =====      ===============     ======



                                                                     page 11



                                  Geographic Distribution of the Receivables Pool
                                           as of the Initial Cutoff Date

                                              Percent of                                                Percent of
                                              Aggregate                                                  Aggregate
                                               Contract                                                  Contract
State(1)                                         Value        State(1)                                   Value
--------                                     -------------    --------                                  ----------
Alabama........................................  2.27%        Nebraska.................................   3.76%
Alaska.........................................  0.33         Nevada...................................   0.60
Arizona........................................  0.94         New Hampshire............................   0.25
Arkansas.......................................  2.97         New Jersey...............................   0.67
California.....................................  2.59         New Mexico...............................   0.29
Colorado.......................................  2.10         New York.................................   1.95
Connecticut....................................  0.33         North Carolina...........................   1.87
Delaware.......................................  0.48         North Dakota.............................   1.06
Florida........................................  0.96         Ohio.....................................   3.04
Georgia........................................  2.39         Oklahoma.................................   1.49
Hawaii.........................................  0.04         Oregon...................................   1.00
Idaho..........................................  1.27         Pennsylvania.............................   1.71
Illinois.......................................  9.61         Rhode Island.............................   0.00
Indiana........................................  3.54         South Carolina...........................   1.02
Iowa...........................................  8.42         South Dakota.............................   2.34
Kansas.........................................  2.48         Tennessee................................   2.09
Kentucky.......................................  2.40         Texas....................................   5.40
Louisiana......................................  2.01         Utah.....................................   0.45
Maine..........................................  0.37         Vermont..................................   0.16
Maryland.......................................  0.75         Virginia.................................   0.99
Massachusetts..................................  0.25         Washington...............................   2.02
Michigan.......................................  2.65         Washington, D.C..........................   0.00
Minnesota......................................  6.17         West Virginia............................   0.24
Mississippi....................................  2.86         Wisconsin................................   2.27
Missouri.......................................  5.65         Wyoming..................................   0.59
Montana........................................  0.91              Total............................... 100.00%
                                                                                                        ======
------------
(1) Based upon billing addresses of the obligors.

                                                                     page 12

Delinquencies, Repossessions, and Net Losses

     Set forth below is certain information concerning Case Credit's experience pertaining to the entire portfolio of United States retail agricultural and construction equipment receivables that it services, including receivables previously sold to trusts under prior asset-backed securitizations. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables of the Trust will be comparable to that set forth below.

     Except as indicated, all amounts and percentages in the following tables are based upon the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the following tables includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.

                                              Delinquency Experience

                                     At December 31,                                                     At September 30,
            -----------------------------------------------------------------------------------  --------------------------------
                 1996            1995              1994             1993             1992            1997              1996
            ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                                                (Dollars in Millions)
             Number          Number           Number           Number           Number           Number           Number
               of              of               of               of               of               of               of
            ContractsAmount  ContractsAmount  ContractsAmount  ContractsAmount  ContractsAmount  ContractsAmount  ContractsAmount
            ---------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Portfolio....135,211 $3,262.4 135,722 $3,093.1 128,891 $2,641.0 128,562 $2,434.0 138,711 $2,549.8 142,639 $3,462.3 133,781 $3,190.8
Period of
 Delinquency
 31-60 days..  2,031     45.9   1,927     33.5   1,457     18.4   2,033     27.2   4,877     71.7   2,259     58.6   1,593     33.7
 60 Days or
   More......  1,778     36.3   1,509     18.5     855      9.4   2,145     22.5   6,177     78.3   2,818     64.6   1,668     30.0
             -------  ------- -------  ------- -------  ------- -------  ------- -------  ------- -------  ------- -------  -------
Total
 Delinquencies 3,809   $ 82.2   3,436   $ 52.0   2,312   $ 27.8   4,178   $ 49.7  11,054   $150.0   5,077   $123.2   3,261    $63.7

Total Delin-
  quencies as
  a Percent of
  the
  Portfolio...  2.8%     2.5%    2.5%     1.7%    1.8%    1.0%    3.2%     2.0%     8.0%    5.9%    3.6%     3.6%     2.4%     2.0%


                                        Credit Loss/Repossession Experience
                                                                                                Nine Months
                                               Year Ended December 31,                      Ended September 30,
                                    --------------------------------------------------- ---------------------------
                                       1996        1995      1994       1993     1992       1997          1996
                                    ----------  ---------  --------- --------- -------- -----------    ------------
                                               (Dollars in Millions)
Average Gross Portfolio Outstanding
   During the Period................  $3,155.5  $2,857.7   $2,511.2  $2,487.1  $2,512.7   $3,356.2        $3,128.8
Repossessions as a Percent of Average
   Gross Portfolio Outstanding (4)..     1.07%     1.14%      1.33%     1.83%     2.68%        1.22%      1.17%
Net Losses as a Percent of
   Liquidations(1)(2)(3)(4).........     0.15%     0.22%      0.36%     0.61%     1.23%        0.31%      0.14%
Net Losses as a Percent of Average
   Gross Portfolio Outstanding(1)(2)(4)  0.08%     0.11%      0.19%     0.31%     0.67%        0.17%      0.08%

(1) A portion of the contracts provide for recourse to Dealers. Approximately 24%, 27%, 25%, 22%, 22%, 22% and 27% of the aggregate amounts scheduled to be paid on the contracts acquired during the nine months ended September 30, 1997 and 1996 and the years ended December 31, 1996, 1995, 1994, 1993 and 1992, provide for recourse to Dealers (excluding contracts which provide for recourse to Dealers through the Dealers' reserve accounts). In the event of defaults by the obligor under any such contract, the contract is required to be repurchased by the Dealer for an amount generally equal to all amounts due and unpaid thereunder. As a result, any losses under any such contract are incurred by the Dealer and are not included in the net loss figures set forth above.

(2) Net losses are equal to the aggregate of the principal balances of all contracts (plus accrued but unpaid interest thereon) that are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, excluding any losses resulting from repossession expenses and excluding any recoveries from Dealers' reserve accounts.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(4) Percentages have been annualized for the nine months ended September 30, 1997 and 1996, and are not necessarily indicative of the experience for the year.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

     The following tables indicates the projected weighted average life of each Class of Notes and sets forth the percent of the initial principal balance of each Class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant prepayment rate ("CPR") percentages.

                    Percent of Initial Principal Amount of the Notes at Various CPR Percentages

                                                 A-1 Notes                                   A-2 Notes
                                ---------------------------------------     --------------------------------------
Payment Date                     0%       13%     15%      17%      19%      0%      13%      15%      17%     19%
------------                    ----      ---     ---      ---      ---     ----     ---      ---      ---     ---
February 1998.................   100      100     100       100     100      100      100     100       100    100
March 1998....................    95       91      90        89      88      100      100     100       100    100
April 1998....................    92       81      79        77      75      100      100     100       100    100
May 1998......................    88       70      67        63      60      100      100     100       100    100
June 1998.....................    84       56      52        47      42      100      100     100       100    100
July 1998.....................    79       42      36        30      24      100      100     100       100    100
August 1998...................    73       28      21        14       6      100      100     100       100    100
September 1998................    62       10       1         0       0      100      100     100        97     94
October 1998..................    54        0       0                        100       98      94        90     87
November 1998.................    44                                         100       91      87        83     79
December 1998.................    13                                         100       78      74        69     65
January 1999..................     0                                          89       62      57        53     48
February 1999.................                                                81       50      46        41     36
March 1999....................                                                73       40      35        30     25
April 1999....................                                                67       33      27        22     17
May 1999......................                                                64       28      22        17     12
June 1999.....................                                                62       24      18        13      7
July 1999.....................                                                60       20      14         8      2
August 1999...................                                                58       16       9         3      0
September 1999................                                                54       10       4         0
October 1999..................                                                51        6       0
November 1999.................                                                47        1
December 1999.................                                                36        0
January 2000..................                                                21
February 2000.................                                                10
March 2000....................                                                 2
April 2000....................                                                 0
Weighted Average Life (years)(1)  .6       .4      .4        .3      .3      1.6      1.1     1.1       1.0    1.0


----------------
(1)  The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of such Note to the related
     Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

                                                                       page 15




                    Percent of Initial Principal Amount of the Notes at Various CPR Percentages

                                                  A-3 Notes                              A-4 Notes
                                ---------------------------------------     --------------------------------------
Payment Date                     0%       13%     15%      17%      19%      0%      13%      15%      17%     19%
------------                    ----      ---     ---      ---      ---     ----     ---      ---      ---     ---
February 1998.................   100      100     100       100     100      100      100     100       100    100
March 1998....................   100      100     100       100     100      100      100     100       100    100
April 1998....................   100      100     100       100     100      100      100     100       100    100
May 1998......................   100      100     100       100     100      100      100     100       100    100
June 1998.....................   100      100     100       100     100      100      100     100       100    100
July 1998.....................   100      100     100       100     100      100      100     100       100    100
August 1998...................   100      100     100       100     100      100      100     100       100    100
September 1998................   100      100     100       100     100      100      100     100       100    100
October 1998..................   100      100     100       100     100      100      100     100       100    100
November 1998.................   100      100     100       100     100      100      100     100       100    100
December 1998.................   100      100     100       100     100      100      100     100       100    100
January 1999..................   100      100     100       100     100      100      100     100       100    100
February 1999.................   100      100     100       100     100      100      100     100       100    100
March 1999....................   100      100     100       100     100      100      100     100       100    100
April 1999....................   100      100     100       100     100      100      100     100       100    100
May 1999......................   100      100     100       100     100      100      100     100       100    100
June 1999.....................   100      100     100       100     100      100      100     100       100    100
July 1999.....................   100      100     100       100     100      100      100     100       100    100
August 1999...................   100      100     100       100      96      100      100     100       100    100
September 1999................   100      100     100        97      89      100      100     100       100    100
October 1999..................   100      100      99        90      82      100      100     100       100    100
November 1999.................   100      100      92        84      75      100      100     100       100    100
December 1999.................   100       87      78        70      61      100      100     100       100    100
January 2000..................   100       69      61        52      44      100      100     100       100    100
February 2000.................   100       56      48        40      32      100      100     100       100    100
March 2000....................   100       45      37        30      22      100      100     100       100    100
April 2000....................    94       37      29        22      14      100      100     100       100    100
May 2000......................    90       33      25        17       9      100      100     100       100    100
June 2000.....................    88       29      21        13       5      100      100     100       100    100
July 2000.....................    85       25      16         8       1      100      100     100       100    100
August 2000...................    81       21      12         4       0      100      100     100       100     97
September 2000................    76       15       7         0              100      100     100        99     93
October 2000..................    72       11       2                        100      100     100        95     89
November 2000.................    67        6       0                        100      100      98        91     85
December 2000.................    52        0                                100       95      89        83     77
January 2001..................    33                                         100       83      78        72     67
February 2001.................    20                                         100       75      70        65     60
March 2001....................     9                                         100       69      64        59     54
April 2001....................     1                                         100       64      59        54     50
May 2001......................     0                                          99       61      56        52     48
June 2001.....................                                                97       59      54        50     46
July 2001.....................                                                95       57      53        48     44
August 2001...................                                                92       55      50        46     42
September 2001................                                                89       52      48        43     39
October 2001..................                                                86       50      45        41     37
November 2001.................                                                83       47      43        39     35
December 2001.................                                                72       40      37        33     30
January 2002..................                                                59       32      29         0      0
February 2002.................                                                51        0       0
March 2002....................                                                44
April 2002....................                                                39
May 2002......................                                                38
June 2002.....................                                                37
July 2002.....................                                                36
August 2002...................                                                35
September 2002................                                                33
October 2002..................                                                31
November 2002.................                                                29
December 2002.................                                                 0
Weighted Average Life (years)(1) 2.8      2.2     2.1       2.0     1.9      4.2      3.5     3.5       3.4    3.3

-----------
(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.

                   Percent of Initial Principal Amount of the Notes
                               at Various CPR Percentages

                                                  Class B Notes
                                 --------------------------------------
Payment Date                      0%      13%     15%       17%     19%
------------                     ---      ---     ---       ---     ---
February 1998.................   100      100     100       100     100
March 1998....................   100       99      99        99      99
April 1998....................   100       98      98        97      97
May 1998......................   100       96      96        96      95
June 1998.....................   100       95      94        94      93
July 1998.....................   100       93      92        92      91
August 1998...................   100       91      91        90      89
September 1998................   100       89      88        87      86
October 1998..................   100       87      86        85      84
November 1998.................   100       85      84        83      81
December 1998.................   100       81      80        78      77
January 1999..................   100       76      74        73      72
February 1999.................    82       72      71        69      68
March 1999....................    79       69      67        66      64
April 1999....................    77       67      65        63      62
May 1999......................    77       65      63        62      60
June 1999.....................    76       64      62        60      58
July 1999.....................    75       63      61        59      57
August 1999...................    75       61      59        57      55
September 1999................    73       59      57        55      53
October 1999..................    72       58      56        54      52
November 1999.................    71       56      54        52      50
December 1999.................    68       53      51        49      47
January 2000..................    63       49      47        45      43
February 2000.................    59       46      44        42      40
March 2000....................    57       43      41        39      37
April 2000....................    55       41      39        37      35
May 2000......................    54       40      38        36      34
June 2000.....................    53       39      37        35      33
July 2000.....................    52       38      36        34      32
August 2000...................    52       37      35        33      31
September 2000................    50       36      34        32      30
October 2000..................    49       34      32        31      29
November 2000.................    48       33      31        29      27
December 2000.................    45       30      29        27      25
January 2001..................    40       27      25        24      22
February 2001................`    37       24      23        21      20
March 2001....................    34       22      21        19      18
April 2001....................    32       21      20        18      17
May 2001......................    31       20      19        17      16
June 2001.....................    31       20      18        17      16
July 2001.....................    30       19      18        16      15
August 2001...................    30       18      17        16      14
September 2001................    29       18      16        15      14
October 2001..................    28       17      15        14      13
November 2001.................    27       16      15        13      12
December 2001.................    24       14      13        12      11
January 2002..................    20       12      11         0       0
February 2002.................    17        0       0
March 2002....................    15
April 2002....................    14
May 2002......................    13
June 2002.....................    13
July 2002.....................    13
August 2002...................    12
September 2002................    12
October 2002..................    11
November 2002.................    11
December 2002.................     0
Weighted Average Life (years)(1) 2.6      2.1     2.0       1.9     1.9

-------------
(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.


                                                                     page 17